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                                                                    EXHIBIT 99.3

                      SECOND AMENDMENT TO CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of October 29, 2004 (but effective as provided in Section 4 of this Second Amendment), is entered into among FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (the "Borrower"), the lenders listed on the signature pages hereof as Lenders (the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent").

                                   BACKGROUND

      A. The Borrower, the Lenders, and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 4, 2003, as amended by that certain First Amendment to Credit Agreement, dated as of April 9, 2004 (said Credit Agreement, as amended, the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

      B. Reference is made to that Second Amendment to Credit Agreement dated as of August 10, 2004 (the "Prior Amendment"), which by its terms did not become effective. Upon the satisfaction of the Conditions to Effectiveness set forth in
Section 4(a) hereof, this Second Amendment shall replace the Prior Amendment in its entirety.

      C. The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent covenant and agree as follows:

      1.    AMENDMENTS.

      (a)   The definition of "Designated Subsidiaries" set forth in Section
1.01 of the Credit Agreement is hereby amended to read as follows:

            "Designated Subsidiaries" means FAMI and Fortuna and their respective Subsidiaries.

      (b)   The definition of "Interest Coverage Ratio" set forth in Section
1.01 of the Credit Agreement is hereby amended to read as follows:

            "Interest Coverage Ratio" means, for any period, the ratio of Cash Flow to Interest Expense for such period. Cash Flow and Interest Expense shall be determined on a trailing four Fiscal Quarter basis as at the end of each Fiscal Quarter for each Test Period; provided, however, for purposes of this calculation, the Cash Flow and Interest Expense attributable to FIS and its Subsidiaries shall not be included in any calculation of the Interest Coverage Ratio after the Second Amendment Secondary Effective Date.

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      (c)   The definition of "Subsidiary Guarantor" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

            "Subsidiary Guarantor" means each Material Subsidiary of the Borrower identified as a Subsidiary Guarantor on Schedule 5.14(b) (other than FIS, FISAK and FNIS), each of which are required to execute and deliver to the Administrative Agent the Subsidiary Guaranty, and each other Material Subsidiary that is required to execute the Subsidiary Guaranty pursuant to Sections 6.12, 6.14 or 6.15.

      (d) Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term "FNFC" therefrom.

      (e) Section 1.01 of the Credit Agreement is hereby further amended by adding the following defined terms thereto in proper alphabetical order:

            "FIS" means Fidelity National Information Services, Inc., a Delaware corporation.

            "FIS Credit Agreement" means that certain Credit Agreement among FIS, certain lenders and Wachovia Bank, National Association, as agent, whereby such lenders agree to extend to FIS a credit facility not to exceed $600,000,000 in aggregate principal amount.

            "FIS IPO" means the initial public offering of common Equity Interests of FIS, resulting in the Borrower retaining at least 51% of the common Equity Interests of FIS.

            "FIS IPO Dividend" means the payment of a dividend by FIS to the Borrower in an amount up to $250,000,000 with proceeds of the FIS IPO.

            "FIS Spin Off Dividend" means the distribution of the remaining Equity Interests of FIS owned by the Borrower after FIS IPO in the form of a special dividend to holders of common Equity Interests of the Borrower.

            "FIS Transaction" means the FIS IPO, the FIS IPO Dividend and the FIS Spin Off Dividend.

            "FISAK" means Fidelity Information Services, Inc., an Arkansas corporation.

            "FNIS" means Fidelity National Information Solutions, Inc., a Delaware corporation.

            "Second Amendment" means that certain Second Amendment to Credit Agreement, dated as of October 29, 2004, by and among the Borrower, the Lenders party thereto and the Administrative Agent.

            "Second Amendment Final Effective Date" means the date that all of the conditions precedent set forth in Section 4(c) of the Second Amendment are satisfied.

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            "Second Amendment Initial Effective Date" means the date that all of the conditions precedent set forth in Section 4(a) of the Second Amendment are satisfied.

            "Second Amendment Secondary Effective Date" means the date that all of the conditions precedent set forth in Section 4(b) of the Second Amendment are satisfied.

      (f) Section 7.01 of the Credit Agreement is hereby amended to read as follows:

            7.01 LIENS. The Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

            (a)   any Lien created under any Loan Document;

            (b) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 6.11;

            (c) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith by appropriate proceedings diligently prosecuted;

            (d) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds, reinsurance agreements and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money);

            (e) Liens existing on the Closing Date and identified on Schedule 7.01;

            (f) Liens consisting of pledges or deposits of cash or securities made by any Insurance Subsidiary as a condition to obtaining or maintaining any licenses issued to it by, or to satisfy the requirements of, any Department;

            (g) Liens consisting of judgment or judicial attachment Liens (other than arising as a result of claims under or related to Insurance Contracts, Retrocession Agreements or Reinsurance Agreements); provided that the enforcement of such Liens is effectively stayed or fully covered by insurance and all such liens in the aggregate at any time outstanding for the Borrower and its Subsidiaries do not exceed (i) prior to the Second Amendment Final Effective Date, 2% of Net Worth, and (ii) thereafter, 3% of Net Worth;

            (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in

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      amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Borrower and its Subsidiaries;

            (i) Liens securing obligations in respect of Capital Leases permitted pursuant to Section 7.04(d) on assets subject to such leases; provided that such Capital Leases are otherwise permitted hereunder,

            (j) Liens securing obligations permitted under Sections 7.04(f) and (g), to the extent such Liens are identified and permitted under such Sections;

            (k) Liens arising as a result of claims under or related to Insurance Contracts, Reinsurance Agreements or Retrocession Agreements in the ordinary course of business, or securing Indebtedness of Insurance Subsidiaries incurred or assumed in connection with the settlement of claim losses in the ordinary course of business of such Insurance Subsidiaries;

            (l) Liens on assets of a Person that becomes a Subsidiary after the Closing Date pursuant to a Permitted Acquisition securing Indebtedness permitted by Section 7.04(h), which Liens previously existed and were not created in contemplation thereof and which are not increased to cover any other property;

            (m) Liens on assets of the Borrower or its Subsidiaries securing Indebtedness owed to the Borrower or a Subsidiary and permitted under
      Section 7.04(l);

            (n) Liens on assets of Designated Subsidiaries securing Indebtedness permitted under Section 7.04(m);

            (o) so long as no Default or Event of Default has occurred and is continuing, other Liens securing obligations in an aggregate amount not exceeding at any one time outstanding (i) prior to the Second Amendment Secondary Effective Date, 2% of Net Worth, (ii) after the Second Amendment Secondary Effective Date but prior to the Second Amendment Final Effective Date, 3% of Net Worth, and (iii) thereafter, 5% of Net Worth; and

            (p) any extension, renewal or replacement of the foregoing; provided that the Liens permitted hereby shall not be spread to cover any additional Indebtedness or property (other than a substitution of like property).

      (g) Section 7.02 of the Credit Agreement is hereby amended to read as follows:

            7.02 CONSOLIDATIONS AND MERGERS; SALES OF ASSETS. The Borrower shall not, and shall not permit any of its Subsidiaries to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or any part of its assets (including receivables and Equity Interests, and in all cases whether now owned or hereafter acquired) to or in favor of any Person, except:

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            (a)   any Subsidiary may merge with the Borrower; provided that the
      Borrower shall be the continuing or surviving Person, or with any one or more Subsidiaries; provided that if any transaction shall be between a Subsidiary and a Subsidiary that is a Wholly-Owned Subsidiary, the Subsidiary that is a Wholly-Owned Subsidiary shall be the continuing or surviving Person;

            (b) any Subsidiary may sell all or any part of its assets (upon voluntary liquidation or otherwise) to the Borrower or another Subsidiary that is a Wholly-Owned Subsidiary; and

            (c) the Borrower or any Subsidiary may sell, lease, convey or otherwise dispose of assets (i) if such sale, lease, conveyance or other disposition is (A) of portfolio Investments in the ordinary course of its business at fair market value, (B) of obsolete, worn-out or surplus property, (C) a sale of property to the extent such property is exchanged for credit against the purchase price of similar replacement property or the Net Disposition Proceeds thereof are promptly applied to the purchase of such replacement property; (D) ordinary course dispositions of real estate and related properties in connection with relocation activities for employees of the Borrower and its Subsidiaries; (E) dispositions of tangible property as part of a like kind exchange under Section 1031 of the Code in the ordinary course of business; (F) dispositions of real estate and related properties as part of the resolution or settlement of claims under an Insurance Contract in the ordinary course of business; or
      (G) a voluntary termination of a Swap Contract; and (ii) not otherwise permitted to be sold, leased, conveyed or disposed of in clause (i) immediately preceding, provided that (A) no Default or Event of Default shall have occurred or be continuing or would occur after giving effect thereto, (B) all such dispositions shall be for fair market value and (C) the aggregate value of all assets disposed of pursuant to this clause (ii) by the Borrower and its Subsidiaries (excluding the FIS Transaction) shall not exceed (A) 25% of Net Worth (determined as of the last day of the immediately preceding Fiscal Year) in any Fiscal Year other than Fiscal Year 2005 or (B) 15% of Net Worth in Fiscal Year 2005.

      (h) Section 7.03 of the Credit Agreement is hereby amended to read as follows:

            7.03 INVESTMENTS. The Borrower shall not, and shall not permit any of its Subsidiaries to, make any Investments, except for:

            (a) Investments held by the Borrower or any of its Subsidiaries in the form of (i) Primary Investments and (ii) so long as no Default or Event of Default has occurred and is continuing at the time of the making of such Investment or after giving effect thereto, Secondary Investments; provided that, (A) such Investments comply with all Legal Requirements,
      (B) the aggregate amount of Secondary Investments shall not exceed 15% of the aggregate amount of the Borrower's total investment portfolio and (C) the aggregate amount of Investments in Secondary Investments that are issued by a single issuer shall not exceed 5% of the aggregate amount of the Borrower's total investment portfolio (with all valuations for purposes of compliance with this clause (ii) being on a cost basis);

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            (b)   extensions of credit and capital contributions by the Borrower to any of its Subsidiaries existing on the Closing Date or to new Subsidiaries created after the Closing Date in accordance with this Agreement or by any of its Subsidiaries to another of its Subsidiaries existing on the Closing Date or to new Subsidiaries created after the Closing Date in accordance with this Agreement; provided, however, after the Second Amendment Secondary Effective Date, the Borrower shall not, and shall not permit any of its Subsidiaries to, make any Investments in FIS or its Subsidiaries unless at the time of any such Investment or immediately after giving effect thereto, no Default or Event of Default shall have occurred;

            (c) Investments by the Insurance Subsidiaries in the ordinary course of business and in compliance with all applicable regulatory requirements;

            (d)   Investments existing on the Closing Date and identified on
      Schedule 7.03;

            (e) extensions of credit in the nature of accounts receivable, notes receivable, lease obligations and similar obligations arising in the ordinary course of business;

            (f)   Investments constituting Permitted Acquisitions;

            (g) Investments consisting of non-cash proceeds from Dispositions permitted under Section 7.02(c) and (d); and

            (h) so long as no Default or Event of Default has occurred and is continuing, other Investments in an aggregate amount not to exceed at any one time outstanding (i) prior to the Second Amendment Final Effective Date, 2% of Net Worth and (ii) thereafter, 3% of Net Worth.

      (i) Section 7.04 of the Credit Agreement is hereby amended to read as follows:

            7.04 LIMITATION ON INDEBTEDNESS. The Borrower shall not, and shall not permit any of its Subsidiaries to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

            (a)   Indebtedness incurred pursuant to this Agreement;

            (b) Indebtedness consisting of Contingent Obligations in respect of obligations of other Persons (excluding for purposes of this Section 7.04(b) only, Contingent Obligations of the Borrower in respect of airplane leases of its Subsidiaries not to exceed $25,000,000 in aggregate amount) in an aggregate amount not to exceed at any one time outstanding
      (i) prior to the Second Amendment Final Effective Date, 2% of Net Worth and (ii) thereafter, 3% of Net Worth;

            (c)   Indebtedness existing on the Closing Date and identified on
      Schedule 7.04;

            (d) Indebtedness incurred in the ordinary course of business in connection with (i) Capital Leases which are non-recourse to the Borrower or its Subsidiaries and

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      (ii) other Capital Leases in an aggregate amount not to exceed at any one time outstanding (i) prior to the Second Amendment Final Effective Date, 2% of Net Worth and (ii) thereafter, 3% of Net Worth;

            (e) Obligations under Swap Contracts entered into for hedging purposes;

            (f) Indebtedness of the Borrower and its Subsidiaries having a maturity of 92 days or less representing borrowings from a bank or banks with which the Borrower or such Subsidiary has a depository relationship, which borrowings shall be fully secured by Cash Equivalents purchased by the Borrower or such Subsidiary with the proceeds of such borrowings;

            (g) Obligations incurred in the ordinary course of business in connection with (i) prior to the Second Amendment Final Effective Date, "1031 exchange" or relocation service transactions and secured by the properties which are the subject of such transactions and (ii) thereafter, relocation service transactions and secured by properties which are the subject to such transactions;

            (h) Indebtedness of a Person that becomes a Subsidiary after the Closing Date pursuant to a Permitted Acquisition, which Indebtedness existed prior to such Acquisition and was not created in contemplation thereof;

            (i) so long as no Default or Event of Default has occurred and is continuing at the time of incurrence thereof or after giving effect thereto, unsecured Indebtedness of the Borrower; provided that such Indebtedness (i) shall mature no earlier than November 5, 2008, (ii) shall not have any scheduled principal payments or provide for any mandatory prepayments or redemptions or repurchases not otherwise provided to the Lenders hereunder (including by way of a default under this Agreement) prior to November 5, 2008, (iii) has covenants, defaults and other terms and conditions (other than interest rates) no more restrictive than those contained in this Agreement, and (iv) at any time a Guaranty Trigger Event has occurred and is continuing, shall not exceed, when aggregated with all other Indebtedness outstanding under this clause (i), $700,000,000, provided that any Indebtedness permitted to be incurred pursuant to this clause (i) prior to a Guaranty Trigger Event shall continue to be permitted and may remain outstanding at such time as a Guaranty Trigger Event has occurred and is continuing;

            (j) so long as no Default or Event of Default has occurred and is continuing at the time of incurrence thereof, other Indebtedness of the Borrower and its Subsidiaries (excluding Synthetic Lease Obligations) in an aggregate principal amount not to exceed at any one time outstanding
      (i) prior to the Second Amendment Final Effective Date, 3% of Net Worth and (ii) thereafter, 4% of Net Worth;

            (k) obligations consisting of guarantees of Indebtedness of insurance agents of an Insurance Subsidiary in an aggregate amount not to exceed at any one time outstanding (i) prior to the Second Amendment Final Effective Date, 2% of Net Worth and (ii) thereafter, 3% of Net Worth;

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            (l)   Indebtedness of the Borrower or a Subsidiary owing to the
      Borrower or another Subsidiary, provided that the payment of such Indebtedness by the Borrower or a Subsidiary that is a Subsidiary Guarantor is subordinate to the payment of the Obligations pursuant to
      Section 2.8 of the Subsidiary Guaranty or otherwise in a manner satisfactory to the Administrative Agent;

            (m)   Non-Recourse Debt of the Designated Subsidiaries;

            (n) so long as no Default or Event of Default has occurred and is continuing at the time of incurrence thereof, Synthetic Lease Obligations of the Borrower, provided the aggregate Attributable Indebtedness in respect thereof shall not exceed at any one time outstanding (i) prior to the Second Amendment Final Effective Date, 3% of Net Worth and (ii) thereafter, 5% of Net Worth;

            (o) (i) prior to the Second Amendment Secondary Effective Date, Indebtedness of the Borrower and its Subsidiaries in respect of the FIS Credit Agreement and (ii) upon the Second Amendment Secondary Effective Date and thereafter, Indebtedness of FIS and its Subsidiaries in respect of the FIS Credit Agreement; and

            (p) any extensions, renewals or refinancings of the foregoing on terms substantially similar to, or more favorable to the Borrower or any Subsidiary than (but not less favorable to the Lenders), the terms of the Indebtedness being extended, renewed or refinanced.

      (j) Section 7.09(a) of the Credit Agreement is hereby amended to read as follows:

            7.09  FINANCIAL COVENANTS.

            (a)   Net Worth. The Borrower shall not permit its Net Worth as of
      (i) the Closing Date or as at the end of any Fiscal Quarter after the Closing Date but prior to the Second Amendment Final Effective Date to be less than (A) $2,250,000,000, plus (B) 50% of Net Income (in excess of zero) for the period from the beginning of the first full Fiscal Quarter following the Closing Date to the last day of the Fiscal Quarter for which such determination is made, plus (C) 50% of cumulative cash equity contributions received by the Borrower after the Closing Date through the issuance of Equity Interests (excluding for purposes of this clause (i) the FIS IPO Dividend and any other proceeds received by the Borrower or any Subsidiary in respect of the FIS IPO) or (ii) the Second Amendment Final Effective Date or as at the end of any Fiscal Quarter after the Second Amendment Final Effective Date to be less than (A) $1,500,000,000 plus (B) 50% of Net Income (in excess of zero) for the period from the beginning of the first full Fiscal Quarter following the Second Amendment Final Effective Date to the last day of the Fiscal Quarter for which such determination is made, plus (C) 50% of cumulative each equity contributions received by the Borrower after the Second Amendment Final Effective Date.

      (k) Article VII of the Credit Agreement is hereby amended by adding a new Section 7.13 thereto to read as follows:

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            7.13  FIS CREDIT AGREEMENT. Prior to the Second Amendment Final
      Effective Date, FIS shall not agree to any amendment or modification of
      Section 7.06 of the FIS Credit Agreement which would have the effect of further restricting the payment of dividends to the Borrower.

      (l) Section 8.01(e) of the Credit Agreement is hereby amended to read as follows:

            (e) Cross-Default. (i) The Borrower or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Contingent Obligation (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than 3% of Net Worth and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or
      (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Borrower or such Subsidiary as a result thereof is greater than 3% of Net Worth; or

      (m) Schedule 5.14(a) of the Credit Agreement is hereby amended to be in the form of Schedule 5.14(a) to this Second Amendment.

      (n) Exhibit E, Compliance Certificate, is hereby amended to be in the form of Exhibit E to this Second Amendment.

      2. RELEASE. FIS, FISAK and FNIS are hereby released from all of their respective obligations under the Subsidiary Guaranty.

      3. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

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      (a)   the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as made on and as of such date;

      (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

      (c) (i) the Borrower has full power and authority to execute and deliver this Second Amendment, (ii) this Second Amendment has been duly executed and delivered by the Borrower, and (iii) this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

      (d) neither the execution, delivery and performance of this Second Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its properties are subject; and

      (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the board of directors of the Borrower) is required for the execution, delivery or performance by the Borrower of this Second Amendment or acknowledged by any Subsidiary Guarantor of this Second Amendment.

      4.    CONDITIONS TO EFFECTIVENESS.

      (a) The amendments set forth in Sections 1(b), 1(e), 1(f), 1(i), 1(k) and 1(n) of this Second Amendment shall be effective upon satisfaction or completion of the following:

            (i) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Required Lenders;

            (ii) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by the Subsidiary Guarantors;

            (iii) the representations and warranties contained in Section 3 of this Second Amendment shall be true and correct in all material respects;

            (iv) the Administrative Agent shall have received a Subsidiary Guaranty executed by FIS and any other Material Subsidiary which has not previously delivered a Subsidiary Guaranty to the Administrative Agent; and

            (v) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

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      (b)   The amendments set forth in Sections 1(c), 1(h) and 1(j) of this
Second Amendment and the release set forth in Section 2 of this Second Amendment shall be effective upon satisfaction or completion of the following:

            (i) The Second Amendment Initial Effective Date shall have occurred;

            (ii) the Administrative Agent shall have received evidence satisfactory to it that the FIS IPO shall have occurred;

            (iii) the representations and warranties contained in Section 3 of this Second Amendment shall be true and correct in all material respects as of the date of the FIS IPO; and

            (iv) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

      (c) The Amendments set forth in Sections 1(a), 1(d), 1(g), 1(l) and 1(m) of this Second Amendment shall be effective upon satisfaction or completion of the following:

            (i) The Second Amendment Secondary Effective Date shall have occurred;

            (ii) The representations and warranties contained in Section 3 of this Second Amendment shall be true and correct in all material respects as of the date of the FIS Spin-Off Dividend;

            (iii) The Administrative Agent shall have received evidence satisfactory to it that the FIS Spin Off Dividend has occurred; and

            (iv) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

      5.    REFERENCE TO THE CREDIT AGREEMENT.

      (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

      (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

      6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

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

      7. GUARANTOR'S ACKNOWLEDGMENT. By signing below, each Subsidiary Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein, including, without limitation, the release of FIS, FISAK and FNIS from their respective obligations under the Subsidiary Guaranty, (c) ratifies and confirms its obligations under its Subsidiary Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty

      8. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

      9. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

      10. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

      11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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